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                                                                   Exhibit 10.17













                              DEMAND NOTE PAYABLE




AMOUNT                              $2,968,486.00

DATE                                January 3, 1997

SECURITY                            Unsecured


On demand after date, F&H Restaurant Corp. promises to pay to Jamie B. Coulter, or to his order, two million nine hundred sixty-eight thousand four hundred eighty-six dollars ($2,968,486) at Wichita, Kansas, for value received, with base interest thereon at Intrust Bank, from date of note until paid. Interest payable upon final payment of principal.




  /s/ Jamie B. Coulter
------------------------------
      Jamie B. Coulter
        Chairman
    F&H Restaurant Corp.